                                                                     Rule 497(e)
                                                             File Nos. 33-29180
                                                                  and 811-05823

                         SUPPLEMENT DATED MARCH 1, 2005
                                       TO
                       PROSPECTUS DATED NOVEMBER 30, 2004
                                       FOR
                          DOMINI SOCIAL EQUITY FUND(R)
                                       AND
                           DOMINI SOCIAL BOND FUND(R)
                       Investor Shares and Class R Shares

DOMINI SOCIAL BOND FUND - NEW INVESTMENT SUBMANAGER

On March 1, 2005, Seix Advisors (Seix), the fixed-income division of Trusco
Capital Management, Inc. (Trusco), replaced ShoreBank as the submanager of the
Domini Social Bond Fund. Seix is located at 10 Mountainview Road, Suite C-200,
Upper Saddle River, NJ 07458. Domini Social Investments LLC (Domini) will continue to be the investment manager of the Fund and will monitor and supervise
Seix. The Fund's objective and investment strategy will remain unchanged.

Trusco is a wholly owned subsidiary of SunTrust Banks, Inc. As of December 31,
2004, Trusco had more than $68 billion in assets under management.

The Fund is managed by a team of investment professionals supervised by John
Talty, CFA. Mr. Talty served as President and Senior Portfolio Manager of Seix from January 1993 to May 2004, when the firm was acquired by Trusco. Mr. Talty has served as Executive Vice President since joining Trusco in May 2004. Mr.
Talty has more than 23 years of investment experience.

Domini and Seix may receive total investment advisory fees of 0.40% of the average daily net assets of the Fund.

Under applicable law, Seix may not serve as the Fund's submanager after July 29,
2005, without shareholder approval. Shareholders of the Domini Social Bond Fund will be asked to approve Seix as the submanager of the Fund at a special meeting of shareholders to be held prior to July 29, 2005.

                                                                A04-DOM-PSB-Q105

                                                                     Rule 497(e)
                                                              File Nos. 33-29180
                                                                   and 811-05823

                         SUPPLEMENT DATED MARCH 1, 2005
                                       TO
           STATEMENT OF ADDITIONAL INFORMATION DATED NOVEMBER 30, 2004
                                       FOR
                          DOMINI SOCIAL EQUITY FUND(R)
                                       AND
                           DOMINI SOCIAL BOND FUND(R)

DOMINI SOCIAL BOND FUND  - NEW INVESTMENT SUBMANAGER

On March 1, 2005, Seix Advisors ("Seix"), the fixed-income division of Trusco
Capital Management, Inc. ("Trusco"), replaced ShoreBank as the submanager of the
Domini Social Bond Fund (the "Fund"). Trusco is a wholly owned subsidiary of
SunTrust Banks, Inc.

Domini Social Investments LLC ("Domini") will continue to be the investment manager of the Fund and will monitor and supervise Seix. Domini may terminate
Seix's services as the submanager of the Fund at any time.

Under applicable law, Seix may not serve as the Fund's submanager after July 29,
2005, without shareholder approval. Shareholders of the Fund will be asked to approve Seix as the submanager of the Fund at a special meeting of shareholders to be held prior to July 29, 2005.

Seix manages the assets of the Fund pursuant to a Submanagement Agreement containing substantially similar terms and conditions as Domini's prior submanagement agreement with ShoreBank, except that Seix's management fees are paid pursuant to the fee schedule described below.

Seix's management fees are paid by Domini. From March 1, 2005, to but not including July 29, 2005, or if earlier, the date on which the submanagement agreement with Seix is approved by the shareholders of the Fund (such period to be called the "Interim Period"), Domini will pay to Seix a submanagement fee, accrued daily and paid monthly at an annual rate equal to 0.20% of the average daily net assets of the Fund allocated to Seix.

Upon shareholder approval, Domini will pay to Seix an annual submanagement fee based on the following schedule (the "Approved Fee Schedule"):

           0.40% on the first $10 million of net assets managed
           0.35% on the next $10 million of net assets managed
           0.30% on the next $30 million of net assets managed
           0.25% on the next $30 million of net assets managed
           0.20% on the next $120 million of net assets managed
           0.15% on the next $300 million of net assets managed
           0.10% on the next $500 million of net assets managed
           0.05% over $1 billion of net assets managed

Notwithstanding the above fees, the subadvisory fees payable by Domini shall not exceed $180,000 for the period from March 1, 2005 through March 1, 2006.

Upon shareholder approval, Domini will pay to Seix an amount equal to the difference between (a) the submanagement fees paid during the Interim Period prior to shareholder approval, and (b) the submanagement fees that would have been payable during the Interim Period under the Approved Fee Schedule.